Seasons Series Trust
				Large Cap Growth Portfolio
				Goldman Sachs Asset Management L.P.
				MONTH ENDED: 12/31/2015


					Securities Purchased
					1

Name of Underwriters		(GS) GOLDMAN, SACHS & CO./ALLEN & COMPANY LLC
				BARCLAYS CAPITAL INC./BBVA SECURITIES INC./CITIGROUP GLOBAL
				MARKETS INC./COWEN AND COMPANY, LLC/CREDIT SUISSE
				SECURITIES (USA) LLC/DEUTSCHE BANK SECURITIES INC.
				HSBC SECURITIES (USA) INC./KKR FINANCIAL HOLDINGS LLC/
				MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED/
				MIZUHO SECURITIES USA INC./MORGAN STANLEY & CO. LLC/
				PNC CAPITAL MARKETS LLC/SUNTRUST ROBINSON HUMPHREY, INC./
				WELLS FARGO SECURITIES, LLC



Name of Issuer  					FIRST DATA CORPORATION


Title of Security					FIRST DATA CORPORATION



Date of First Offering					10/15/15


Amount of Total Offering			$	160,000,000


Unit Price					$       16.000

Underwriting Spread or Commission		$	0.5200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				NA

Dollar Amount of Purchases					$1,299,840.00


Number of Shares Purchased					81,240.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0508%
by Portfolio

Percentage of Offering Purchased by				6.1993%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						6.2500%

Percentage of Portfolio Assets					0.8384%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




				Seasons Series Trust
				Mid Cap Value Portfolio
				Goldman Sachs Asset Management L.P.
				MONTH ENDED: 12/31/2015



					Securities Purchased
					1

Name of Underwriters
				(GS) GOLDMAN, SACHS & CO./ALLEN & COMPANY LLC/BARCLAYS
				CAPITAL INC./BBVA SECURITIES INC./CITIGROUP GLOBAL
				MARKETS INC./COWEN AND COMPANY, LLC/CREDIT SUISSE
				SECURITIES (USA) LLC/DEUTSCHE BANK SECURITIES INC./
				HSBC SECURITIES (USA) INC./KKR FINANCIAL HOLDINGS LLC/
				MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED/
				MIZUHO SECURITIES USA INC./MORGAN STANLEY & CO. LLC/
				PNC CAPITAL MARKETS LLC/SUNTRUST ROBINSON HUMPHREY, INC./
				WELLS FARGO SECURITIES, LLC/



Name of Issuer  					FIRST DATA CORPORATION


Title of Security					FIRST DATA CORPORATION


Date of First Offering					10/15/15


Amount of Total Offering			$	160,000,000


Unit Price					$       16.000

Underwriting Spread or Commission		$	0.5200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					Common Stock
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$918,560.00


Number of Shares Purchased					57,410.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0359%
by Portfolio

Percentage of Offering Purchased by				6.2142%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						6.2500%

Percentage of Portfolio Assets					0.8386%
Applied to Purchase

Name(s) of Underwriter(s) or					CITIGROUP GLOBAL MARKETS INC.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




				Seasons Series Trust
				Mid Cap Value Portfolio
				Goldman Sachs Asset Management L.P.
				MONTH ENDED: 12/31/2015



					Securities Purchased
					1

Name of Underwriters		(GS) GOLDMAN, SACHS & CO./CITIGROUP GLOBAL MARKETS INC.
				J.P. MORGAN SECURITIES LLC/MERRILL LYNCH, PIERCE, FENNER &
				SMITH, INCORPORATED



Name of Issuer  					Citizens Financial Group


Title of Security					Citizens Financial Group Inc


Date of First Offering					10/29/15


Amount of Total Offering			$	110,461,782


Unit Price					$       23.500

Underwriting Spread or Commission		$	0.12

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$330,903.50


Number of Shares Purchased					14,081.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0128%
by Portfolio

Percentage of Offering Purchased by				2.9295%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						2.9422%

Percentage of Portfolio Assets					0.3030%
Applied to Purchase

Name(s) of Underwriter(s) or					MERRILL LYNCH, PIERCE, FENNER
                                                                & SMITH,INC.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



				Seasons Series Trust
				Mid Cap Value Portfolio
				Goldman Sachs Asset Management L.P.
				MONTH ENDED: 03/31/2016



					Securities Purchased
					1

Name of Underwriters		(GS) GOLDMAN, SACHS & CO./BMO CAPITAL MARKETS CORP./
				BTIG, LLC/CIBC WORLD MARKETS CORP/CREDIT SUISSE
				SECURITIES (USA) LLC/FIFTH THIRD SECURITIES, INC./
				J.P. MORGAN SECURITIES LLC/MERRILL LYNCH, PIERCE,
				FENNER & SMITH, INCORPORATED/MITSUBISHI UFJ SECURITIES
				(USA), INC./MIZUHO SECURITIES USA INC./RBC CAPITAL
				MARKETS, LLC/SCOTIA CAPITAL (USA) INC/SG AMERICAS
				SECURITIES, LLC/SMBC NIKKO SECURITIES INC./WELLS
				FARGO SECURITIES, LLC/



Name of Issuer  					NEWFIELD EXPLORATION CO.


Title of Security					NEWFIELD EXPLORATION CO.


Date of First Offering					02/26/16


Amount of Total Offering			$	30,000,000


Unit Price					$       23.250

Underwriting Spread or Commission		$	0.7500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$167,702.25


Number of Shares Purchased					7,213.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0241%
by Portfolio

Percentage of Offering Purchased by				2.6427%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						2.6667%

Percentage of Portfolio Assets					0.178%
Applied to Purchase

Name(s) of Underwriter(s) or					CREDIT SUISSE SECURITIES (USA) LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes